UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 20, 2020

ChinaNet Online Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-34647	20-4672080
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 9 South Min Zhuang Road Haidian District, Beijing, PRC 100195
(Address of Principal Executive Offices and Zip Code) Registrant’s telephone number, including area code: +86-10-60846616

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
$0.001 Common Stock	CNET	Nasdaq Capital Market

Item 8.01 Other Events.

ChinaNet Online Holdings, Inc. (the “Company”) is filing this Current Report on Form 8-K as a condition to seeking relief provided by the Securities and Exchange Commission (SEC) Order under Section 36 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), granting exemptions from specified provisions of the Exchange Act, as set forth in SEC Release No. 34-88318 (the “Order”). By filing this Current Report on Form 8-K, the Company is relying on the Order to receive an additional 45 days to file its Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (the “10-K”). The 10-K would have been due on March 30, 2020. With this extension the Company expects to file the 10-K on or before May 14, 2020.

The Company conducts its business operations in China, primarily in two cities, Beijing and Xiaogan City, Hubei Province. Xiaogan City is located approximately 70 kilometers from WuHan, the provincial capital of Hubei Province which was the critical epicenter of the COVID-19 outbreak. In accordance with the epidemic control measures imposed by the local governments since February 2020, the Company, along with most other business entities in Xiaogan City and Beijing remained closed after the Chinese New Year holiday (January 24-February 2, 2020). As a result, the Company’s accounting and other staff, who are instrumental in the annual closing and audit process, have been unable to come to work. The Company’s Beijing office partially re-opened on March 10, 2020 but its Xiaogan City office is not expected to be re-opened until April 1, 2020.

Normally, the Company commences its annual closing and audit preparation work in January, which includes, among other things, preliminary and then final closing of each subsidiary’s ledger, preparation of consolidated financial statements, as well as reconciliation of account balances and/or transaction amounts with suppliers, customers and commercial banks. Following that, the Company’s auditors would perform their audit procedures including, but not limited to, obtaining confirmations directly from such parties. However, due to control measures having been put in place by the local government of different cities in China, some of the branches of the commercial banks in Beijing and all the branches of the commercial banks in Xiaogan City, where the Company has accounts, were not opened and did not fully resume operations until recently in mid-March. Our suppliers and customers have limited staff to respond to the reconciliation process and auditors’ confirmations, and the delivery services have not fully resumed operations, especially in high risk cities, such as Xiaogan City, all of which have resulted in a delay of the Company’s standing audit related works, including a delay in the return by mail of confirmations directly to the Company’s auditors, in accordance with the standards of the Public Company Accounting Oversight Board (United States). In addition, the principal office of the Company’s auditors is located in Hong Kong Special Administrative Region of PRC (the “HKSAR”), and the local control measures and quarantine policies imposed by both mainland China and the HKSAR also delayed the auditors’ on-site audit arrangements in the Company’s operational offices. As a result, all of the above consequences and chain reactions derived from the COVID-19 outbreak have adversely affected the efficiency of the Company’s annual audit and the overall timeline of the Company’s preparation of the 10-K to be filed with the SEC.

The Company has taken all possible measures to overcome the adverse impact derived from the COVID-19 outbreak related to the annual audit and filing of the 10-K. To the best of the Company’s knowledge, despite the challenge of the slow recovery to normal operations under various restrictions, the Company believes that it will be able to complete the annual audit and file the 10-K within the additional 45 days granted by the Order on or before May 14, 2020.

The Company supplements the following risk factor due to the uncertainty of the COVID-19 outbreak:

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We are susceptible to general economic conditions, natural catastrophic events and public health crises, and a potential downturn in advertising and marketing spending by advertisers could adversely affect our operating results in the near future.

Our business is subject to the impact of natural catastrophic events, such as earthquakes, or floods, public health crisis, such as disease outbreaks, epidemics, or pandemics in China, and all these could result in a decrease or sharp downturn of economies, including our markets and business locations in the current and future periods. The outbreak of the coronavirus (COVID-19) in China resulted in increased travel restrictions, and shutdown of businesses, which may cause slower recovery of the China economy. We may experience impact from quarantines, market downturns and changes in customer behavior related to pandemic fears and impact on our workforce if the virus continues to spread. COVID-19 affected a significant number of our workforce employed in our operations, and as a result we are experiencing a slow resumption of operations and may experience delays or the inability to delivery our service on a timely basis. In addition, one or more of our customers, partners, service providers or suppliers may experience financial distress, delayed or defaults on payment, file for bankruptcy protection, sharp diminishing of business, or suffer disruptions in their business due to the outbreak. The extent to which the coronavirus impacts our results will depend on future developments and reactions in China, which are highly uncertain and will include emerging information concerning the severity of the coronavirus and the actions taken by governments and private businesses to attempt to contain the coronavirus. It is likely to result in a potential material adverse impact on our business, results of operations and financial condition in the short run if the situation has gotten worse in China. Wider-spread COVID-19 in China and globally could prolong the deterioration in economic conditions and could cause decreases in or delays in advertising spending and reduce and/or negatively impact our short-term ability to grow our revenues. Any decreased collectability of accounts receivable, bankruptcy of small and medium businesses, or early termination of agreements due to deterioration in economic conditions could negatively impact our results of operations

Forward-Looking Statements

Certain of the statements contained in this report should be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, which can be identified by the use of forward-looking terminology such as "believes," "expects," "anticipates," "estimates" or similar expressions. These statements relate to future events or the Company’s future financial performance. These forward-looking statements are based on the Company’s current expectations and beliefs concerning future developments of the COVID-19 outbreak and their potential effects on the Company. There can be no assurance that future developments of the COVID-19 outbreak affecting the Company will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the Company) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by such forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 20, 2020	ChinaNet Online Holdings, Inc.

By: /s/ Cheng Handong
Name: Cheng Handong
Title: Chief Executive Officer

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